UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 20l3

Limoneira Company

(Exact name of registrant as specified in its charter)

Delaware	001-34755	77-0260692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

1141 Cummings Road

Santa Paula, CA 93060

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (805) 525-5541

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant’s Business and Operations
Item 1.01.	Entry into a Material Definitive Agreement.

On February 20, 2013, Limoneira Company (the “Registrant”) issued and sold an aggregate of 1,800,000 shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”), of the Registrant, in an underwritten public offering (the “Offering”), pursuant to an underwriting agreement, dated February 13, 2013 (the “Underwriting Agreement”), between the Registrant and Janney Montgomery Scott LLC, as representative of the several underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”). The Registrant has granted the Underwriters a 30-day option to purchase up to an additional 270,000 shares of Common Stock to cover over-allotments, if any. The net proceeds from the sale of Shares in the Offering, after deducting underwriting discounts, were approximately $31,468,500.

Pursuant to the Underwriting Agreement, the Registrant agreed to, and the executive officers, directors and 5% or more stockholders of the Registrant entered into agreements in substantially the form included in the Underwriting Agreement providing for, a 90-day “lock-up” period with respect to sales of specified securities, subject to certain exceptions.

The Shares were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration No. 333-175929), as thereby amended from time to time (as amended, the “Registration Statement”). The issuance and sale of the Shares are described in the Registrant’s prospectus dated August 24, 2011, constituting a part of the Registration Statement, as supplemented by a prospectus supplement dated February 13, 2013.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated into this report by reference.

Section 8	Other Events
Item 8.01	Other Events.

On February 20, 2013, the Registrant issued a press release announcing the closing of the sale of Shares in the Offering, a copy of which has been attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

On February 20, 2013, Squire Sanders (US) LLP delivered its legal opinion with respect to the Shares to be issued in the Offering, a copy of which is attached as Exhibit 5.1 to this Current Report and incorporated herein by reference.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated February 13, 2013, between the Registrant and Janney Montgomery Scott LLC, as representative of the several Underwriters.

5.1	Opinion of Squire Sanders (US) LLP as to the legality of the securities.

23.1	Consent of Squire Sanders (US) LLP (included in Exhibit 5.1).

99.1	Press Release dated February 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2013	LIMONEIRA COMPANY

	By:	/s/ Harold S. Edwards
Harold S. Edwards
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated February 13, 2013, between the Registrant and Janney Montgomery Scott LLC, as representative of the several Underwriters.

5.1	Opinion of Squire Sanders (US) LLP as to the legality of the securities.

23.1	Consent of Squire Sanders (US) LLP (included in Exhibit 5.1).

99.1	Press Release dated February 20, 2013.